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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-3



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Section 7.3 Indenture                                                                Distribution Date:                    8/16/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                           0.00
            Class B Principal Payment                                           0.00
            Class C Principal Payment                                           0.00
                     Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                           0.00
            Class B Principal Payment                                           0.00
            Class C Principal Payment                                           0.00
                     Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                           1,736,000.00
            Class B Note Interest Requirement                             170,800.00
            Class C Note Interest Requirement                             289,200.00
                     Total                                              2,196,000.00

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                                1.37778
            Class B Note Interest Requirement                                1.62667
            Class C Note Interest Requirement                                2.14222

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                              1,260,000,000
            Class B Note Principal Balance                               105,000,000
            Class C Note Principal Balance                               135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account                 15,000,000.00

(v)    Required Owner Trust Spread Account Amount                      15,000,000.00
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                                             By:
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                                             Name:  Patricia M. Garvey
                                             Title: Vice President